UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 9, 2007
Date of Report (date of earliest event reported)

GENESIS MICROCHIP INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Augustine Dr.
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 919-8400
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2007 Annual Meeting of Stockholders held on October 9, 2007 (the “2007 Annual Meeting”), the stockholders of Genesis Microchip Inc. (“Genesis” or the “Company”) approved the Genesis Microchip Inc. 2007 Equity Incentive Plan (the “Incentive Plan”) and the Genesis Microchip Inc. 2007 Employee Stock Purchase Plan (the “Purchase Plan” and, together with the Incentive Plan, the “Plans”). Brief descriptions of the Plans are included below. In addition, at the 2007 Annual Meeting, the stockholders of the Company approved certain amendments to the Company’s existing stock plans. A brief description of the amendments is included below.

Incentive Plan

The maximum aggregate number of shares that may be awarded and sold under the Incentive Plan is 3,000,000 shares plus (i) any shares that have been reserved but not issued under the Company’s 1997 Employee Stock Option Plan as of October 9, 2007 and any shares subject to stock options granted under such plan that expire or otherwise terminate without having been exercised in full, and shares that are forfeited to or repurchased by the Company, (ii) any shares that have been reserved but not issued under the Company’s 1997 Non-Employee Stock Option Plan as of October 9, 2007 and any shares subject to stock options granted under such plan that expire or otherwise terminate without having been exercised in full, (iii) any shares that have been reserved but not issued under the Company’s 2000 Nonstatutory Stock Option Plan as of October 9, 2007 and any shares subject to stock options or similar awards granted under such plan that expire or otherwise terminate without having been exercised in full, and (iv) any shares that have been reserved but not issued under the Company’s 2001 Nonstatutory Stock Option Plan as of October 9, 2007 and any shares subject to stock options granted under such plan that expire or otherwise terminate without having been exercised in full. The Incentive Plan permits the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) restricted stock units, (iv) stock appreciation rights, (v) performance units and performance shares, and (vi) other stock or cash awards (individually, an “Award”). Those who will be eligible for Awards under the Incentive Plan include employees, directors and consultants who provide services to the Company and its parent or subsidiaries. The Incentive Plan provides that it shall be administered by the Board of Directors of the Company (the “Board”) or a committee appointed by the Board (the “Administrator”). Subject to the terms of the Incentive Plan, the Administrator has the sole discretion to select the employees, consultants and directors who will receive Awards, to determine the terms and conditions of Awards and to interpret the provisions of the Incentive Plan and outstanding Awards.

Purchase Plan

The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase shares of the Company’s common stock through payroll deductions. Each of the Company’s employees whose customary employment with the Company or one of the Company’s designated subsidiaries is at least twenty hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan. The Board or a committee appointed by the Board (referred to herein as the “Purchase Plan Administrator”) administers the Purchase Plan. Unless and until the Purchase Plan Administrator determines otherwise, shares of the Company’s common stock may be purchased under the Purchase Plan at a purchase price not less than 85% of the lesser of the fair market value of the Company’s common stock on (i) the first trading day of the offering period or (ii) the exercise date. The purchase price of the shares is accumulated by payroll deductions throughout each purchase period. The number of shares of the Company’s common stock that a participant may purchase in each purchase period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price; provided, however, that a participant may not purchase more than 20,000 shares each purchase period. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

The principle features of the Plans are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 7, 2007 in connection with the 2007 Annual Meeting (the “Proxy Statement”). The foregoing descriptions of the Plans contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Plans, which are filed hereto as exhibits 10.1 and 10.2.

Amendment to Existing Stock Plans

At the 2007 Annual Meeting, stockholders of the Company authorized certain amendments to the Company’s 1997 Employee Stock Option Plan, 1997 Non-Employee Stock Option Plan, 2000 Nonstatutory Stock Option Plan, 2001 Nonstatutory Stock Option Plan, the Paradise Electronics, Inc. 1997 Stock Option Plan and the Sage, Inc. Second Amended and Restated 1997 Stock Option Plan (collectively, the “Existing Plans”), which amendments permit a one-time stock option exchange program (the “Option Exchange Program”). While the terms of the proposed Option Exchange Program are expected to be materially similar to the terms described in the Proxy Statement, the Board may change the terms of the Option Exchange Program in its sole discretion to take into account a change in circumstances (as described in the Proxy Statement) and it may decide not to implement the Option Exchange Program even though stockholder approval was obtained. Under the proposed Option Exchange Program, employees of the Company may elect to surrender certain stock option grants in exchange for a new grant of restricted stock units on the date of the exchange. Officers and non-employee members of the Board would not be eligible to participate in the proposed Option Exchange Program. The restricted stock units issuable pursuant to the Option Exchange Program would be granted under the Incentive Plan.

The principle features of the amendments to the Existing Plans and the proposed Option Exchange Program are summarized in the Proxy Statement. The foregoing description of the amendments to the Existing Plans and the proposed Option Exchange Program contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the description contained in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	2007 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))
10.2	2007 Employee Stock Purchase Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))
10.3
Form of 2007 Employee Stock Purchase Plan Subscription Agreement (incorporated by reference to Exhibit A to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: October 12, 2007	By:	/s/ Elias Antoun
Elias Antoun
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2007 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))
10.2	2007 Employee Stock Purchase Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))
10.3
Form of 2007 Employee Stock Purchase Plan Subscription Agreement (incorporated by reference to Exhibit A to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on September 7, 2007 (File No. 000-33477))